Exhibit 99.2
Reinsurance Group of America, Incorporated®
Financial Supplement
Fourth Quarter 2009
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.
Current Ratings

	Standard & Poor's	A.M. Best	Moody's
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”
Contacts:
Jack B. Lay
Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com
John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2009
Table of Contents

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
Additionally, RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
2010 Management Guidance
2010 Full-year Consolidated Earnings per Share Guidance
Management projects 2010 operating income per diluted share to be within a range of $6.30 to $6.90. This guidance assumes an expected level of death claims, which are prone to normal short-term statistical fluctuations that can significantly affect results on a quarterly and annual basis.
2010 Full-year Premium Growth Guidance

Original Currency
Segment	Basis

U.S. (including ReliaStar acquisition)	15% — 17%
U.S. (excluding ReliaStar acquisition)	6% — 8%
Canada	7% — 12%
Asia Pacific	5% — 10%
Europe & South Africa	12% — 17%

Consolidated ($USD basis) approximately 13%
2010 Full-year Projected Foreign Currency Premium

Foreign Currency	Millions

Australian Dollar	610 - 640
Canadian Dollar	735 - 775
Euro Dollar	93 - 99
British Pound Sterling	390 - 420
Japanese Yen	18.650 - 19.650
Korean Won	195,000 - 205,500
New Zealand Dollar	71 - 75
Taiwanese Dollar	2,010 - 2,130
South African Rand	600 - 635
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except inforce & per share data)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Net premiums	$1,598,754	$1,405,179	$1,375,181	$1,346,047	$1,389,091	$209,663	$5,725,161	$5,349,301	$375,860
Net income — continuing operations	112,409	118,208	153,179	23,290	15,170	97,239	407,086	187,815	219,271
Operating income	125,833	114,571	130,562	67,355	99,966	25,867	438,321	399,153	39,168
Total assets	25,249,501	24,162,113	22,649,349	21,634,314	21,658,818	3,590,683

Assumed Ordinary Life Reinsurance in Force (in billions)
U.S.	$1,290.5	$1,281.9	$1,280.5	$1,285.6	$1,274.5	$16.0	$1,290.5	$1,274.5	$16.0
Canada	276.8	261.1	234.3	209.9	209.5	67.3	276.8	209.5	67.3
Europe & South Africa	408.9	388.2	382.9	332.8	325.2	83.7	408.9	325.2	83.7
Asia Pacific	348.9	343.4	321.6	293.0	298.9	50.0	348.9	298.9	50.0

Total Life Reinsurance in Force	$2,325.1	$2,274.6	$2,219.3	$2,121.3	$2,108.1	$217.0	$2,325.1	$2,108.1	$217.0

Assumed New Business Production (in billions)
U.S.	$42.5	$31.2	$25.8	$35.5	$33.7	$8.8	$135.0	$134.4	$0.6
Canada	13.9	10.5	9.6	9.9	12.1	1.8	43.9	51.2	(7.3)
Europe & South Africa	42.5	19.9	22.7	36.0	28.2	14.3	121.1	87.5	33.6
Asia Pacific	5.3	8.6	3.3	3.8	9.2	(3.9)	21.0	31.9	(10.9)

Total New Business Production	$104.2	$70.2	$61.4	$85.2	$83.2	$21.0	$321.0	$305.0	$16.0

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$1.54	$1.62	$2.11	$0.32	$0.22	$1.32	$5.59	$2.94	$2.65
Operating income	$1.73	$1.57	$1.79	$0.93	$1.45	$0.28	$6.02	$6.24	$(0.22)
Diluted earnings per share from continuing operations
Net income	$1.52	$1.61	$2.10	$0.32	$0.22	$1.30	$5.55	$2.88	$2.67
Operating income	$1.70	$1.56	$1.79	$0.92	$1.45	$0.25	$5.98	$6.12	$(0.14)

Wgt. average common shares outstanding (basic)	72,895	72,781	72,770	72,710	68,831	4,064	72,790	63,918	8,872
Wgt. average common shares outstanding (diluted)	74,195	73,286	72,939	72,884	69,176	5,019	73,327	65,271	8,056

Common shares issued	73,364	73,363	73,364	73,363	73,363	1	73,364	73,363	1
Treasury shares	374	573	589	600	741	(367)	374	741	(367)
Common shares outstanding	72,990	72,790	72,775	72,763	72,622	368	72,990	72,622	368

Book value per share	$52.99	$51.83	$42.59	$33.99	$36.03
Per share effect of accumulated other comprehensive income (AOCI)	$4.10	$4.36	$(3.31)	$(9.79)	$(7.55)
Book value per share, excluding AOCI	$48.89	$47.47	$45.90	$43.78	$43.58
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,598,754	$1,405,179	$1,375,181	$1,346,047	$1,389,091	$209,663	$5,725,161	$5,349,301	$375,860
Investment income, net of related expenses	315,159	299,471	284,636	223,196	196,634	118,525	1,122,462	871,276	251,186
Investment related gains (losses), net
OTTI on fixed maturity securities	(40,552)	(16,945)	(36,942)	(34,395)	(15,226)	(25,326)	(128,834)	(113,313)	(15,521)
OTTI on fixed maturity securities transferred to/from AOCI	3,910	(4,000)	16,135	—	—	3,910	16,045	—	16,045
Other investment related gains (losses), net	22,505	63,304	98,995	(37,867)	(228,333)	250,838	146,937	(533,892)	680,829

Total investment related gains (losses), net	(14,137)	42,359	78,188	(72,262)	(243,559)	229,422	34,148	(647,205)	681,353
Other revenue	44,059	31,972	75,161	33,859	25,869	18,190	185,051	107,831	77,220

Total revenues	1,943,835	1,778,981	1,813,166	1,530,840	1,368,035	575,800	7,066,822	5,681,203	1,385,619

Benefits and expenses:
Claims and other policy benefits	1,370,175	1,155,811	1,123,696	1,169,744	1,150,645	219,530	4,819,426	4,461,932	357,494
Interest credited	128,779	85,153	72,897	36,909	86,989	41,790	323,738	233,179	90,559
Policy acquisition costs and other insurance expenses	179,333	271,789	308,403	198,801	27,529	151,804	958,326	357,899	600,427
Other operating expenses	80,532	76,403	71,095	66,749	53,694	26,838	294,779	242,917	51,862
Interest expense	22,985	5,243	19,595	22,117	21,552	1,433	69,940	76,161	(6,221)
Collateral finance facility expense	1,866	2,031	2,057	2,314	7,432	(5,566)	8,268	28,723	(20,455)

Total benefits and expenses	1,783,670	1,596,430	1,597,743	1,496,634	1,347,841	435,829	6,474,477	5,400,811	1,073,666

Income before income taxes — continuing operations	160,165	182,551	215,423	34,206	20,194	139,971	592,345	280,392	311,953

Income tax expense	47,756	64,343	62,244	10,916	5,024	42,732	185,259	92,577	92,682

Income — continuing operations	112,409	118,208	153,179	23,290	15,170	97,239	407,086	187,815	219,271
Loss from discontinued operations	—	—	—	—	(5,809)	5,809	—	(11,019)	11,019

Net income	$112,409	$118,208	$153,179	$23,290	$9,361	$103,048	$407,086	$176,796	$230,290

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	160,165	182,551	215,423	34,206	20,194	139,971	592,345	280,392	311,953
Investment and derivative losses (gains) — non-operating (1)	65,676	20,616	148,794	68,312	(146,818)	212,494	303,398	(44,193)	347,591
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(3,028)	(51,454)	(64,337)	40,425	161,021	(164,049)	(78,394)	427,798	(506,192)
GMXB embedded derivatives (1)	(46,120)	(10,127)	(161,237)	(35,213)	230,775	(276,895)	(252,697)	267,482	(520,179)
EIA embedded derivatives — interest credited	12,563	(5,248)	(12,772)	(8,124)	48,896	(36,333)	(13,581)	60,263	(73,844)
EIA embedded derivatives — policy acq. costs	(801)	191	1,748	1,304	(5,697)	4,896	2,442	(7,123)	9,565
DAC offset, net	(5,572)	40,780	92,846	1,529	(157,941)	152,369	129,583	(379,453)	509,036
Gain on debt repurchase	—	—	(38,875)	—	—	—	(38,875)	—	(38,875)

Operating Income Before Income Taxes	$182,883	$177,309	$181,590	$102,439	$150,430	$32,453	$644,221	$605,166	$39,055

After-tax Operating Income Reconciliation:
Income — continuing operations	112,409	118,208	153,179	23,290	15,170	97,239	407,086	187,815	219,271
Investment and derivative losses (gains) — non-operating (1)	41,347	13,170	96,091	44,117	(95,289)	136,636	194,725	(28,491)	223,216
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(1,968)	(33,445)	(41,819)	26,276	104,664	(106,632)	(50,956)	278,069	(329,025)
GMXB embedded derivatives (1)	(29,978)	(6,582)	(104,805)	(22,888)	150,003	(179,981)	(164,253)	173,863	(338,116)
EIA embedded derivatives — interest credited	8,166	(3,412)	(8,301)	(5,281)	31,782	(23,616)	(8,828)	39,171	(47,999)
EIA embedded derivatives — policy acq. costs	(521)	124	1,136	848	(3,703)	3,182	1,587	(4,630)	6,217
DAC offset, net	(3,622)	26,508	60,350	993	(102,661)	99,039	84,229	(246,644)	330,873
Gain on debt repurchase	—	—	(25,269)	—	—	—	(25,269)	—	(25,269)

Operating Income	$125,833	$114,571	$130,562	$67,355	$99,966	$25,867	$438,321	$399,153	$39,168

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except per share data)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,598,754	$1,405,179	$1,375,181	$1,346,047	$1,389,091	$209,663	$5,725,161	$5,349,301	$375,860
Investment income, net of related expenses	315,159	299,471	284,636	223,196	196,634	118,525	1,122,462	871,276	251,186
Investment related gains (losses), net	2,391	1,394	1,408	1,262	1,419	972	6,455	3,882	2,573
Other revenue	44,059	31,972	36,286	33,859	25,869	18,190	146,176	107,831	38,345

Total revenues	1,960,363	1,738,016	1,697,511	1,604,364	1,613,013	347,350	7,000,254	6,332,290	667,964

Benefits and expenses:
Claims and other policy benefits	1,370,175	1,155,811	1,123,696	1,169,744	1,150,645	219,530	4,819,426	4,461,932	357,494
Interest credited	116,216	90,401	85,669	45,033	38,093	78,123	337,319	172,916	164,403
Policy acquisition costs and other insurance expenses	185,706	230,818	213,809	195,968	191,167	(5,461)	826,301	744,475	81,826
Other operating expenses	80,532	76,403	71,095	66,749	53,694	26,838	294,779	242,917	51,862
Interest expense	22,985	5,243	19,595	22,117	21,552	1,433	69,940	76,161	(6,221)
Collateral finance facility expense	1,866	2,031	2,057	2,314	7,432	(5,566)	8,268	28,723	(20,455)

Total benefits and expenses	1,777,480	1,560,707	1,515,921	1,501,925	1,462,583	314,897	6,356,033	5,727,124	628,909

Operating income before income taxes	182,883	177,309	181,590	102,439	150,430	32,453	644,221	605,166	39,055

Operating income tax expense	57,050	62,738	51,028	35,084	50,464	6,586	205,900	206,013	(113)

Operating income	$125,833	$114,571	$130,562	$67,355	$99,966	$25,867	$438,321	$399,153	$39,168

Wgt. Average Common Shares Outstanding (Diluted)	74,195	73,286	72,939	72,884	69,176	5,019	73,327	65,271	8,055

Diluted Earnings Per Share — Operating Income	$1.70	$1.56	$1.79	$0.92	$1.45	$0.25	$5.98	$6.12	$(0.14)

Foreign currency effect on*:
Net premiums	$81,807	$(41,517)	$(103,209)	$(144,690)	$(111,669)	$193,476	$(207,609)	$(50,317)	$(157,292)
Operating income before income taxes	$13,321	$(1,564)	$(9,666)	$(10,993)	$(17,348)	$30,669	$(8,902)	$(5,207)	$(3,695)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

(USD thousands)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2009	2009	2009	2009	2008
Assets
Fixed maturity securities (available for sale):	$11,763,358	$10,986,825	$9,842,793	$8,831,920	$8,531,804
Mortgage loans on real estate	791,668	736,982	757,501	764,038	775,050
Policy loans	1,136,564	1,079,051	1,085,752	1,081,030	1,096,713
Funds withheld at interest	4,895,356	4,820,534	4,675,191	4,505,054	4,520,398
Short-term investments	121,060	89,372	53,953	54,552	58,123
Other invested assets	516,086	516,079	482,028	582,784	628,649

Total investments	19,224,092	18,228,843	16,897,218	15,819,378	15,610,737
Cash and cash equivalents	512,027	546,882	416,947	586,542	875,403
Accrued investment income	107,447	151,744	119,411	118,140	87,424
Premiums receivable and other reinsurance balances	850,096	808,719	743,643	657,647	640,235
Reinsurance ceded receivables	716,480	714,761	738,926	746,736	735,155
Deferred policy acquisition costs	3,698,972	3,604,148	3,615,456	3,602,857	3,610,334
Other assets	140,387	107,016	117,748	103,014	99,530

Total assets	$25,249,501	$24,162,113	$22,649,349	$21,634,314	$21,658,818

Liabilities and Stockholders’ Equity
Future policy benefits	$7,748,480	$7,405,615	$7,054,930	$6,636,919	$6,431,530
Interest-sensitive contract liabilities	7,666,002	7,446,900	7,454,907	7,613,489	7,690,942
Other policy claims and benefits	2,229,083	2,202,428	2,046,887	1,956,834	1,923,018
Other reinsurance balances	106,706	153,627	144,234	197,695	173,645
Deferred income taxes	613,222	675,679	456,701	251,261	310,360
Other liabilities	792,775	679,347	566,805	577,909	585,199
Long-term debt	1,216,052	816,648	816,575	917,913	918,246
Collateral finance facility	850,037	850,025	850,014	850,019	850,035
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,217	159,168	159,123	159,081	159,035

Total liabilities	21,381,574	20,389,437	19,550,176	19,161,120	19,042,010

Stockholders’ Equity:
Common stock, at par value	734	734	734	734	734
Warrants	66,912	66,912	66,912	66,912	66,914
Additional paid-in-capital	1,463,101	1,460,361	1,457,711	1,455,022	1,450,041
Retained earnings	2,055,549	1,952,934	1,841,497	1,691,292	1,682,087
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	210,878	185,570	105,631	(3,050)	19,794
Unrealized appreciation (depreciation) of securities, net of income taxes	104,457	145,166	(332,664)	(695,070)	(553,407)
Pension and postretirement benefits, net of income taxes	(16,126)	(13,354)	(14,373)	(14,456)	(14,658)

Total stockholders’ equity before treasury stock	3,885,505	3,798,323	3,125,448	2,501,384	2,651,505
Less treasury shares	(17,578)	(25,647)	(26,275)	(28,190)	(34,697)

Total stockholders’ equity	3,867,927	3,772,676	3,099,173	2,473,194	2,616,808

Total liabilities and stockholders’ equity	$25,249,501	$24,162,113	$22,649,349	$21,634,314	$21,658,818

Total stockholders’ equity, excluding AOCI	$3,568,718	$3,455,294	$3,340,579	$3,185,770	$3,165,079

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$918,529	$801,406	$807,181	$786,748	$874,348	$44,181	$3,313,864	$3,093,074	$220,790
Investment income, net of related expenses	114,276	107,088	104,616	102,561	100,033	14,243	428,541	394,917	33,624
Other revenue	1,121	586	920	570	(193)	1,314	3,197	377	2,820

Total revenues	1,033,926	909,080	912,717	889,879	974,188	59,738	3,745,602	3,488,368	257,234

Benefits and expenses:
Claims and other policy benefits	786,949	686,057	668,870	695,932	753,545	33,404	2,837,808	2,661,963	175,845
Interest credited	16,261	15,983	15,701	15,233	15,513	748	63,178	60,448	2,730
Policy acquisition costs and other insurance expenses	134,815	108,685	115,325	91,533	118,637	16,178	450,358	415,117	35,241
Other operating expenses	13,756	13,692	12,600	14,603	9,828	3,928	54,651	47,943	6,708

Total benefits and expenses	951,781	824,417	812,496	817,301	897,523	54,258	3,405,995	3,185,471	220,524
Operating income before income taxes	82,145	84,663	100,221	72,578	76,665	5,480	339,607	302,897	36,710

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	82,145	84,663	100,221	72,578	76,665	5,480	339,607	302,897	36,710
Investment and Derivative (losses) gains — non-operating	(7,842)	(20,880)	(16,934)	(38,228)	(6,694)	(1,148)	(83,884)	(71,904)	(11,980)

Income before income taxes	$74,303	$63,783	$83,287	$34,350	$69,971	$4,332	$255,723	$230,993	$24,730

Loss and Expense Ratios:
Claims and other policy benefits	85.7%	85.6%	82.9%	88.5%	86.2%	-0.5%	85.6%	86.1%	-0.5%
Policy acquisition costs and other insurance expenses	14.7%	13.6%	14.3%	11.6%	13.6%	1.1%	13.6%	13.4%	0.2%
Other operating expenses	1.5%	1.7%	1.6%	1.9%	1.1%	0.4%	1.6%	1.6%	0.0%

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands except account values)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,767	$1,744	$1,639	$1,709	$1,584	$183	$6,859	$6,558	$301
Investment income, net of related expenses	109,871	115,777	105,167	55,827	26,428	83,443	386,642	176,106	210,536
Investment related gains (losses), net	(18)	(19)	(8)	—	—	(18)	(45)	—	(45)
Other revenue	19,029	19,452	16,962	15,123	16,018	3,011	70,566	56,775	13,791

Total revenues	130,649	136,954	123,760	72,659	44,030	86,619	464,022	239,439	224,583

Benefits and expenses:
Claims and other policy benefits	5,166	872	(341)	1,274	8,151	(2,985)	6,971	11,241	(4,270)
Interest credited	99,834	74,418	69,941	29,752	22,512	77,322	273,945	112,103	161,842
Policy acquisition costs and other insurance expenses	9,304	39,397	35,910	42,476	14,535	(5,231)	127,087	87,766	39,321
Other operating expenses	2,476	2,537	2,265	2,898	1,649	827	10,176	7,990	2,186

Total benefits and expenses	116,780	117,224	107,775	76,400	46,847	69,933	418,179	219,100	199,079

Operating income (loss) before income taxes	13,869	19,730	15,985	(3,741)	(2,817)	16,686	45,843	20,339	25,504

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	13,869	19,730	15,985	(3,741)	(2,817)	16,686	45,843	20,339	25,504
Investment and derivative (losses) gains — non-operating (1)	(50,539)	(7,714)	(139,792)	(23,360)	159,276	(209,815)	(221,405)	171,882	(393,287)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	3,028	51,454	64,337	(40,425)	(161,021)	164,049	78,394	(427,798)	506,192
GMXB embedded derivatives (1)	46,120	10,127	161,237	35,213	(230,775)	276,895	252,697	(267,482)	520,179
EIA embedded derivatives — interest credited	(12,563)	5,248	12,772	8,124	(48,896)	36,333	13,581	(60,263)	73,844
EIA embedded derivatives — policy acq. costs	801	(191)	(1,748)	(1,304)	5,697	(4,896)	(2,442)	7,123	(9,565)
DAC offset, net	5,572	(40,780)	(92,846)	(1,529)	157,941	(152,369)	(129,583)	379,453	(509,036)

Income (loss) before income taxes	$6,288	$37,874	$19,945	$(27,022)	$(120,595)	$126,883	$37,085	$(176,746)	$213,831

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 8

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2009	2009	2009	2009	2008
Annuity account values (in millions):

Fixed annuities (deferred)	$1,356	$1,364	$1,374	$1,406	$1,625

Net interest spread (fixed annuities):	2.3%	2.8%	2.7%	2.4%	1.9%

Equity-indexed annuities	$4,031	$3,940	$3,885	$3,813	$3,806

Variable annuities:
No riders	$1,231	$1,195	$1,090	$1,041	$1,063
GMDB only	79	75	65	58	54
GMIB only	6	6	5	4	4
GMAB only	62	60	54	48	44
GMWB only	1,563	1,501	1,327	1,180	795
GMDB / WB	437	415	361	316	287
Other	34	33	30	26	24

Total VA account values	$3,412	$3,285	$2,932	$2,673	$2,271

Fair value of liabilities associated with living benefit riders	$24	$70	$80	$241	$276

Other annuities	$199	$199	$199	$199	$199

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Investment income, net of related expenses	$(66)	$(56)	$(99)	$(65)	$—	$(66)	$(286)	$588	$(874)
Other revenue	5,736	3,871	4,118	6,571	4,578	1,158	20,296	15,280	5,016

Total revenues	5,670	3,815	4,019	6,506	4,578	1,092	20,010	15,868	4,142

Benefits and expenses:
Policy acquisition costs and other insurance expenses	299	289	262	338	341	(42)	1,188	1,041	147
Other operating expenses	751	779	801	679	577	174	3,010	2,737	273

Total benefits and expenses	1,050	1,068	1,063	1,017	918	132	4,198	3,778	420

Operating income before income taxes	4,620	2,747	2,956	5,489	3,660	960	15,812	12,090	3,722

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	4,620	2,747	2,956	5,489	3,660	960	15,812	12,090	3,722
Investment and Derivative (losses) gains — non-operating	26	2	38	32	(110)	136	98	(249)	347

Income before income taxes	$4,646	$2,749	$2,994	$5,521	$3,550	$1,096	$15,910	$11,841	$4,069

  Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$168,483	$153,430	$154,862	$138,056	$126,819	$41,664	$614,831	$534,271	$80,560
Investment income, net of related expenses	40,863	34,412	32,115	30,360	32,873	7,990	137,750	140,434	(2,684)
Investment related gains (losses), net	919	1,448	1,433	1,262	1,419	(500)	5,062	3,882	1,180
Other revenue	124	(69)	(618)	1,697	826	(702)	1,134	18,332	(17,198)

Total revenues	210,389	189,221	187,792	171,375	161,937	48,452	758,777	696,919	61,858

Benefits and expenses:
Claims and other policy benefits	133,757	123,357	128,312	115,635	102,316	31,441	501,061	456,072	44,989
Interest credited	—	—	27	48	68	(68)	75	365	(290)
Policy acquisition costs and other insurance expenses	39,312	38,244	36,367	33,067	30,634	8,678	146,990	110,177	36,813
Other operating expenses	6,585	5,798	5,523	4,868	5,591	994	22,774	23,068	(294)

Total benefits and expenses	179,654	167,399	170,229	153,618	138,609	41,045	670,900	589,682	81,218

Operating income before income taxes	30,735	21,822	17,563	17,757	23,328	7,407	87,877	107,237	(19,360)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	30,735	21,822	17,563	17,757	23,328	7,407	87,877	107,237	(19,360)
Investment and Derivative (losses) gains — non-operating	15,053	(2,975)	7,951	(1,571)	(1,244)	16,297	18,458	(4,971)	23,429

Income before income taxes	$45,788	$18,847	$25,514	$16,186	$22,084	$23,704	$106,335	$102,266	$4,069

Loss and Expense Ratios:
Loss ratios (creditor business)	19.7%	37.7%	44.1%	41.2%	35.5%	-15.8%	35.7%	52.0%	-16.3%
Loss ratios (excluding creditor business)	98.6%	94.9%	98.6%	99.4%	91.4%	7.2%	97.8%	92.9%	4.9%
Claims and other policy benefits / (net premiums + investment income)	63.9%	65.7%	68.6%	68.7%	64.1%	-0.2%	66.6%	67.6%	-1.0%
Policy acquisition costs and other insurance expenses	23.3%	24.9%	23.5%	24.0%	24.2%	-0.9%	23.9%	20.6%	3.3%
Other operating expenses	3.9%	3.8%	3.6%	3.5%	4.4%	-0.5%	3.7%	4.3%	-0.6%
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
Foreign currency effect on*:
Net premiums	$21,267	$(7,826)	$(22,954)	$(32,673)	$(29,546)	$50,813	$(42,186)	$2,232	$(44,418)
Operating income before income taxes	$5,038	$(1,048)	$(3,697)	$(5,477)	$(6,164)	$11,202	$(5,184)	$684	$(5,868)

*	Represents effect as compared to comparable prior year period
  Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$224,510	$204,169	$180,017	$173,256	$156,898	$67,612	$781,952	$707,768	$74,184
Investment income, net of related expenses	8,869	8,502	8,120	6,749	7,599	1,270	32,240	32,993	(753)
Other revenue	10,536	102	538	260	240	10,296	11,436	401	11,035

Total revenues	243,915	212,773	188,675	180,265	164,737	79,178	825,628	741,162	84,466

Benefits and expenses:
Claims and other policy benefits	201,131	164,118	147,018	144,218	106,776	94,355	656,485	532,292	124,193
Policy acquisition costs and other insurance expenses	(4,710)	21,277	10,369	10,817	14,607	(19,317)	37,753	69,422	(31,669)
Other operating expenses	23,608	20,665	18,911	17,117	16,945	6,663	80,301	65,075	15,226

Total benefits and expenses	220,029	206,060	176,298	172,152	138,328	81,701	774,539	666,789	107,750

Operating income before income taxes	23,886	6,713	12,377	8,113	26,409	(2,523)	51,089	74,373	(23,284)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	23,886	6,713	12,377	8,113	26,409	(2,523)	51,089	74,373	(23,284)
Investment and Derivative (losses) gains — non-operating	576	268	(14)	422	(4,598)	5,174	1,252	(8,687)	9,939

Income before income taxes	$24,462	$6,981	$12,363	$8,535	$21,811	$2,651	$52,341	$65,686	$(13,345)

Loss and Expense Ratios:
Claims and other policy benefits	89.6%	80.4%	81.7%	83.2%	68.1%	21.5%	84.0%	75.2%	8.8%
Policy acquisition costs and other insurance expenses	-2.1%	10.4%	5.8%	6.2%	9.3%	-11.4%	4.8%	9.8%	-5.0%
Other operating expenses	10.5%	10.1%	10.5%	9.9%	10.8%	-0.3%	10.3%	9.2%	1.1%

Foreign currency effect on*:
Net premiums	$15,308	$(24,713)	$(41,195)	$(56,890)	$(43,150)	$58,458	$(107,490)	$(47,695)	$(59,795)
Operating income before income taxes	$4,672	$(614)	$(1,747)	$(3,991)	$(7,816)	$12,488	$(1,680)	$(8,554)	$6,874

Critical illness net premiums	$58,898	$54,206	$52,697	$46,323	$49,471	$9,427	$212,124	$236,424	$(24,300)

*	Represents effect as compared to comparable prior year period
  Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$283,419	$242,350	$229,430	$243,728	$227,666	$55,753	$998,927	$1,000,814	$(1,887)
Investment income, net of related expenses	18,107	15,654	14,877	12,697	11,317	6,790	61,335	47,400	13,935
Investment related gains (losses), net	824	—	—	—	—	824	824	—	824
Other revenue	5,887	4,942	4,471	9,729	5,106	781	25,029	12,320	12,709

Total revenues	308,237	262,946	248,778	266,154	244,089	64,148	1,086,115	1,060,534	25,581

Benefits and expenses:
Claims and other policy benefits	243,012	182,070	179,556	212,414	178,989	64,023	817,052	799,376	17,676
Policy acquisition costs and other insurance expenses	17,617	31,833	26,526	30,429	25,556	(7,939)	106,405	107,076	(671)
Other operating expenses	22,811	21,072	18,031	16,171	17,235	5,576	78,085	65,912	12,173

Total benefits and expenses	283,440	234,975	224,113	259,014	221,780	61,660	1,001,542	972,364	29,178

Operating income before income taxes	24,797	27,971	24,665	7,140	22,309	2,488	84,573	88,170	(3,597)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	24,797	27,971	24,665	7,140	22,309	2,488	84,573	88,170	(3,597)
Investment and Derivative (losses) gains — non-operating	(1,269)	2,954	855	(3,567)	2,156	(3,425)	(1,027)	(2,661)	1,634

Income before income taxes	$23,528	$30,925	$25,520	$3,573	$24,465	$(937)	$83,546	$85,509	$(1,963)

Loss and Expense Ratios:
Claims and other policy benefits	85.7%	75.1%	78.3%	87.2%	78.6%	7.1%	81.8%	79.9%	1.9%
Policy acquisition costs and other insurance expenses	6.2%	13.1%	11.6%	12.5%	11.2%	-5.0%	10.7%	10.7%	0.0%
Other operating expenses	8.0%	8.7%	7.9%	6.6%	7.6%	0.4%	7.8%	6.6%	1.2%

Foreign currency effect on*:
Net premiums	$45,215	$(8,996)	$(39,082)	$(55,173)	$(39,028)	$84,243	$(58,036)	$(5,007)	$(53,029)
Operating income before income taxes	$2,864	$791	$(2,785)	$(246)	$(1,972)	$4,836	$624	$3,529	$(2,905)

Critical illness net premiums	$52,311	$45,473	$29,223	$54,152	$48,591	$3,720	$181,159	$213,781	$(32,622)

*	Represents effect as compared to comparable prior year eriod
  Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income
(Includes A&H beginning 1/1/09)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$2,046	$2,080	$2,052	$2,550	$1,776	$270	$8,728	$6,816	$1,912
Investment income, net of related expenses	23,239	18,094	19,840	15,067	18,384	4,855	76,240	78,838	(2,598)
Investment related gains (losses), net	666	(35)	(17)	—	—	666	614	—	614
Other revenue	1,626	3,088	9,895	(91)	(706)	2,332	14,518	4,346	10,172

Total revenues	27,577	23,227	31,770	17,526	19,454	8,123	100,100	90,000	10,100

Benefits and expenses:
Claims and other policy benefits	160	(663)	281	271	868	(708)	49	988	(939)
Interest credited	121	—	—	—	—	121	121	—	121
Policy acquisition costs and other insurance expenses	(10,931)	(8,907)	(10,950)	(12,692)	(13,143)	2,212	(43,480)	(46,124)	2,644
Other operating expenses	10,545	11,860	12,964	10,413	1,869	8,676	45,782	30,192	15,590
Interest expense	22,985	5,243	19,595	22,117	21,552	1,433	69,940	76,161	(6,221)
Collateral finance facility expense	1,866	2,031	2,057	2,314	7,432	(5,566)	8,268	28,723	(20,455)

Total benefits and expenses	24,746	9,564	23,947	22,423	18,578	6,168	80,680	89,940	(9,260)

Operating income (loss) before income taxes	2,831	13,663	7,823	(4,897)	876	1,955	19,420	60	19,360

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	2,831	13,663	7,823	(4,897)	876	1,955	19,420	60	19,360
Investment and Derivative (losses) gains — non-operating	(21,681)	7,729	(898)	(2,040)	(1,968)	(19,713)	(16,890)	(39,217)	22,327
Gain on debt repurchase	—	—	38,875	—	—	—	38,875	—	38,875

Income (loss) before income taxes	$(18,850)	$21,392	$45,800	$(6,937)	$(1,092)	$(17,758)	$41,405	$(39,157)	$80,562

Foreign currency effect on*:
Net premiums	$16	$18	$22	$46	$55	$(39)	$102	$153	$(51)
Operating income (loss) before income taxes	$747	$(693)	$(1,437)	$(1,279)	$(1,396)	$2,143	$(2,662)	$(865)	$(1,797)

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
U.S. Traditional	$82,145	$84,663	$100,221	$72,578	$76,665	$5,480	$339,607	$302,897	$36,710
U.S. Asset Intensive	13,869	19,730	15,985	(3,741)	(2,817)	16,686	45,843	20,339	25,504
U.S. Financial Reinsurance	4,620	2,747	2,956	5,489	3,660	960	15,812	12,090	3,722

Total U.S. Segment	100,634	107,140	119,162	74,326	77,508	23,126	401,262	335,326	65,936
Canadian Segment	30,735	21,822	17,563	17,757	23,328	7,407	87,877	107,237	(19,360)
Europe & South Africa Segment	23,886	6,713	12,377	8,113	26,409	(2,523)	51,089	74,373	(23,284)
Asia Pacific Segment	24,797	27,971	24,665	7,140	22,309	2,488	84,573	88,170	(3,597)
Corporate and Other	2,831	13,663	7,823	(4,897)	876	1,955	19,420	60	19,360

Consolidated	$182,883	$177,309	$181,590	$102,439	$150,430	$32,453	$644,221	$605,166	$39,055

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments

Cash and Invested Assets
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008
Fixed maturity securities, available-for-sale	$11,763,358	$10,986,825	$9,842,793	$8,831,920	$8,531,804
Mortgage loans on real estate	791,668	736,982	757,501	764,038	775,050
Policy loans	1,136,564	1,079,051	1,085,752	1,081,030	1,096,713
Funds withheld at interest	4,895,356	4,820,534	4,675,191	4,505,054	4,520,398
Short-term investments	121,060	89,372	53,953	54,552	58,123
Other invested assets	516,086	516,079	482,028	582,784	628,649
Cash and cash equivalents	512,027	546,882	416,947	586,542	875,403

Total cash and invested assets	$19,736,119	$18,775,725	$17,314,165	$16,405,920	$16,486,140

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	June 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Average invested assets at amortized cost	$14,180,733	$13,340,365	$12,976,510	$12,776,598	$12,245,727	$1,935,006	$13,013,390	$11,653,879	$1,359,511
Net investment income	$203,150	$186,457	$183,823	$174,300	$177,358	$25,792	$747,730	$701,039	$46,691
Investment yield (ratio of net investment income to average invested assets)	5.85%	5.71%	5.79%	5.57%	5.92%	-0.07%	5.75%	6.02%	-0.27%
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

December 31, 2009						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$3,700,730	$180,902	$150,034	$3,731,598	31.7%
Canadian and Canadian provincial governments	1,984,475	394,498	25,746	2,353,227	20.0%	—
Residential mortgage-backed securities	1,494,021	32,538	70,015	1,456,544	12.4%	(7,018)
Foreign corporate securities	1,627,352	77,128	33,390	1,671,090	14.2%	—
Asset-backed securities	512,281	9,252	77,489	444,044	3.8%	(2,194)
Commercial mortgage-backed securities	1,177,621	20,670	169,427	1,028,864	8.7%	(13,690)
U.S. government and agencies	540,001	1,085	15,027	526,059	4.5%	—
State and political subdivisions	107,233	273	17,744	89,762	0.8%	—
Other foreign government securities	473,243	2,198	13,271	462,170	3.9%	—

Total fixed maturity securities	$11,616,957	$718,544	$572,143	$11,763,358	100.0%	$(22,902)

Non-redeemable preferred stock	123,648	1,878	12,328	113,198	63.5%
Common stock	64,669	760	409	65,020	36.5%

Total equity securities	$188,317	$2,638	$12,737	$178,218	100.0%

December 31, 2008
				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,577,116	$34,262	$598,745	$3,012,633	35.3%
Canadian and Canadian provincial governments	1,500,511	397,899	7,171	1,891,239	22.2%
Residential mortgage-backed securities	1,231,123	24,838	106,776	1,149,185	13.5%
Foreign corporate securities	1,112,018	14,335	152,920	973,433	11.4%
Asset-backed securities	484,577	2,098	147,297	339,378	4.0%
Commercial mortgage-backed securities	1,085,062	2,258	326,730	760,590	8.9%
U.S. government and agencies	7,555	876	—	8,431	0.1%
State and political subdivisions	46,537	—	7,883	38,654	0.4%
Other foreign government securities	338,349	20,062	150	358,261	4.2%

Total fixed maturity securities	$9,382,848	$496,628	$1,347,672	$8,531,804	100.0%

Non-redeemable preferred stock	187,510	49	64,160	123,399	77.4%
Common stock	40,582	—	4,607	35,975	22.6%

Total equity securities	$228,092	$49	$68,767	$159,374	100.0%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	December 31, 2009				December 31, 2008
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings
Financial Institutions
Banking	$1,372,940	$1,334,155	23.9%	A+	$1,138,663	$924,098	22.2%	A
Brokerage	87,168	87,747	1.6%	A-	104,169	96,516	2.3%	A
Finance Comp.	239,659	237,719	4.3%	A+	278,132	228,659	5.5%	A+
Insurance	374,486	366,893	6.6%	A-	309,703	222,116	5.4%	A-
REITs	138,727	139,455	2.5%	BBB	153,626	110,172	2.7%	BBB+
Other Finance	221,449	195,238	3.5%	A-	191,650	140,161	3.4%	A

Total Financial Institutions	2,434,429	2,361,207	42.4%		2,175,943	1,721,722	41.5%
Industrials
Basic	244,242	261,135	4.7%	BBB	213,540	173,826	4.2%	BBB+
Capital Goods	235,090	247,594	4.4%	BBB+	187,041	172,958	4.2%	A-
Communications	444,939	485,405	8.7%	BBB+	449,334	425,633	10.3%	BBB+
Consumer Cyclical	242,206	247,077	4.4%	BBB	244,476	198,485	4.8%	BBB+
Consumer Noncyclical	396,739	419,161	7.5%	BBB+	341,126	323,239	7.8%	BBB+
Energy	330,748	356,716	6.4%	BBB+	248,579	215,634	5.2%	BBB+
Technology	114,795	119,548	2.1%	BBB+	55,043	43,998	1.1%	BBB+
Transportation	205,776	209,048	3.8%	BBB	217,515	190,303	4.6%	BBB+
Other Industrial	62,175	39,414	0.7%	BBB-	55,898	28,314	0.7%	BBB+

Total Industrials	2,276,710	2,385,098	42.7%		2,012,552	1,772,390	42.9%
Utilities
Electric	512,898	525,379	9.4%	BBB+	446,048	399,235	9.6%	BBB+
Natural Gas	246,329	262,064	4.7%	BBB+	200,636	174,308	4.2%	BBB+
Other Utility	26,830	27,940	0.5%	A-	22,320	20,447	0.5%	A-

Total Utilities	786,057	815,383	14.6%		669,004	593,990	14.3%
Other Sectors	19,203	19,219	0.3%	AA	59,728	57,338	1.3%	AA

Total	$5,516,399	$5,580,907	100.0%		$4,917,227	$4,145,440	100.0%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		December 31, 2009			September 30, 2009			June 30, 2009			March 31, 2009			December 31, 2008
(USD thousands)	Rating Agency		Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized			Amortized	Estimated
NAIC Designation	Designation	Amortized Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Estimated Fair Value	% of Total	Cost	Fair Value	% of Total
1	AAA	$3,726,020	$3,664,665	31.2%	$3,131,946	$3,079,633	28.0%	$2,936,383	$2,750,636	27.9%	$2,887,693	$2,631,984	29.8%	$2,851,818	$2,594,429	30.4%
1	AA	2,527,944	2,684,878	22.8%	2,394,642	2,613,347	23.8%	2,346,453	2,372,392	24.1%	2,205,621	2,188,305	24.8%	2,147,187	2,161,537	25.3%
1	A	2,203,848	2,367,377	20.1%	2,143,244	2,319,194	21.1%	2,051,459	2,030,369	20.6%	1,952,386	1,777,195	20.1%	2,002,963	1,851,764	21.7%
2	BBB	2,401,885	2,433,144	20.7%	2,413,362	2,430,079	22.1%	2,377,473	2,212,591	22.5%	2,284,836	1,877,063	21.3%	1,991,276	1,649,513	19.3%
3	BB	455,539	381,242	3.3%	391,699	331,939	3.0%	413,840	322,158	3.3%	386,137	260,276	2.9%	268,276	195,088	2.3%
4	B	210,252	145,206	1.2%	186,547	135,107	1.3%	134,827	94,647	1.0%	88,213	53,946	0.6%	77,830	50,064	0.6%
5	CCC and lower	75,486	70,165	0.6%	95,973	64,093	0.6%	79,407	53,901	0.5%	61,502	36,804	0.4%	33,945	22,538	0.3%
6	In or near default	15,983	16,681	0.1%	13,109	13,433	0.1%	6,018	6,099	0.1%	7,061	6,347	0.1%	9,553	6,871	0.1%

	Total	$11,616,957	$11,763,358		$10,770,522	$10,986,825		$10,345,860	$9,842,793		$9,873,449	$8,831,920		$9,382,848	$8,531,804

Structured Fixed Maturity Securities

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
		Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair
(USD thousands)	Amortized Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Residential mortgage-backed securities:
Agency	$771,787	$797,354	$754,676	$786,735	$736,056	$760,316	$796,869	$829,447	$851,507	$868,479
Non-agency	722,234	659,190	595,863	542,333	466,832	397,988	447,844	377,842	379,616	280,706

Total residential mortgage-backed securities	1,494,021	1,456,544	1,350,539	1,329,068	1,202,888	1,158,304	1,244,713	1,207,289	1,231,123	1,149,185
Commercial mortgage-backed securities	1,177,621	1,028,864	1,086,558	882,350	1,086,649	812,312	1,087,722	721,992	1,085,062	760,590
Asset-backed securities	512,281	444,044	545,194	449,252	503,191	377,382	511,088	385,205	484,577	339,378

Total	$3,183,923	$2,929,452	$2,982,291	$2,660,670	$2,792,728	$2,347,998	$2,843,523	$2,314,486	$2,800,762	$2,249,153

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$7,782	$6,599	$1,841	$1,438	$5,231	$3,197
2004	—	—	14,784	11,227	5,280	3,803
2005	15,034	12,181	23,248	20,349	6,506	2,779
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$975	$431	$2,739	$1,116	$18,568	$12,781
2004	—	—	18,249	9,327	38,313	24,357
2005	23,419	12,162	18,215	8,243	86,422	55,714
2006	4,985	1,507	4,566	2,563	9,551	4,070
2007	—	—	11,709	7,372	11,709	7,372
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$29,379	$14,100	$55,478	$28,621	$164,563	$104,294

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$11,007	$9,116	$6,509	$4,320	$1,813	$1,227
2004	—	—	21,220	13,437	33,728	26,228
2005	37,134	27,793	36,424	26,471	6,514	2,582
2006	135	134	4,500	2,076	4,998	1,991
2007	—	—	888	283	—	—
2008	—	—	—	—	—	—

Total	$48,276	$37,043	$69,541	$46,587	$47,053	$32,028

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$413	$77	$807	$106	$20,549	$14,846
2004	—	—	7,900	5,727	62,848	45,392
2005	11,908	6,529	17,905	5,739	109,885	69,114
2006	3,442	2,618	3,287	449	16,362	7,268
2007	—	—	19,588	10,880	20,476	11,163
2008	—	—	—	—	—	—

Total	$15,763	$9,224	$49,487	$22,901	$230,120	$147,783

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

	December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$192,355	$204,592	$24,346	$23,355	$20,123	$17,016
2004	46,462	45,390	2,363	2,361	11,632	8,388
2005	159,802	153,569	30,893	26,038	43,694	29,720
2006	292,369	280,475	41,649	34,854	41,128	34,859
2007	223,827	216,853	6,922	2,267	64,860	56,996
2008	19,050	19,790	29,211	26,617	—	—
2009	16,638	16,422	1,485	1,532	—	—

Total	$950,503	$937,091	$136,869	$117,024	$181,437	$146,979

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$21,118	$15,634	$2,980	$2,309	$260,922	$262,906
2004	1,918	1,634	—	—	62,375	57,773
2005	24,580	16,718	25,318	17,148	284,287	243,193
2006	26,257	19,091	47,951	22,392	449,354	391,671
2007	82,460	68,428	128,193	62,440	506,262	406,984
2008	—	—	25,384	12,204	73,645	58,611
2009	—	—	—	—	18,123	17,954

Total	$156,333	$121,505	$229,826	$116,493	$1,654,968	$1,439,092

NOTE:	Totals include directly held investments with amortized cost of $1,177.6 million and fair value of $1,028.9 million as well as investments in funds withheld with amortized cost of $477.4 million and fair value of $410.2 million.

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$250,720	$254,690	$24,276	$17,518	$28,432	$16,744
2004	50,245	46,737	2,147	999	10,603	3,835
2005	200,140	136,101	2,530	682	54,173	30,079
2006	306,478	234,575	16,219	6,074	45,346	31,379
2007	362,226	256,163	50,648	14,343	59,013	20,636
2008	30,017	28,501	23,387	10,698	18,342	11,186

Total	$1,199,826	$956,767	$119,207	$50,314	$215,909	$113,859

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$18,144	$11,938	$—	$—	$321,572	$300,890
2004	—	—	—	—	62,995	51,571
2005	3,679	776	—	—	260,522	167,638
2006	15,283	8,709	1,305	941	384,631	281,678
2007	—	—	—	—	471,887	291,142
2008	—	—	—	—	71,746	50,385

Total	$37,106	$21,423	$1,305	$941	$1,573,353	$1,143,304

NOTE:	Totals include directly held investments with amortized cost of $1,085.1 million and fair value of $760.6 million as well as investments in funds withheld with amortized cost of $488.3 million and fair value of $382.7 million.
Quaterly Financial Supplement

Page21

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$248,145	42.4%	$219,984	32.0%	$304,595	28.6%	$320,296	20.6%	$322,159	22.7%
20% or more for less than six months	67,435	11.5%	67,306	9.8%	152,606	14.4%	406,885	26.2%	766,789	54.1%
20% or more for six months or greater	256,563	43.9%	369,459	53.8%	556,117	52.3%	735,831	47.4%	258,724	18.3%

Total	$572,143	97.8%	$656,749	95.6%	$1,013,318	95.3%	$1,463,012	94.2%	$1,347,672	95.1%

Equity Securities

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$5,930	1.0%	$4,748	0.7%	$5,452	0.5%	$1,070	0.1%	$2,231	0.2%
20% or more for less than six months	1,887	0.3%	1,819	0.2%	3,951	0.4%	10,675	0.7%	29,958	2.1%
20% or more for six months or greater	4,920	0.9%	23,898	3.5%	40,910	3.8%	78,062	5.0%	36,578	2.6%

Total	$12,737	2.2%	$30,465	4.4%	$50,313	4.7%	$89,807	5.8%	$68,767	4.9%

Quaterly Financial Supplement

Page22

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of December 31, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$373,049	$27,625	$679,908	$89,711	$1,052,957	$117,336
Canadian and Canadian provincial governments	494,718	15,374	135,315	10,372	630,033	25,746
Residential mortgage-backed securities	402,642	23,671	197,320	20,185	599,962	43,856
Foreign corporate securities	362,406	5,262	182,300	24,693	544,706	29,955
Asset-backed securities	48,651	1,927	166,603	57,262	215,254	59,189
Commercial mortgage-backed securities	177,360	10,312	425,793	79,297	603,153	89,609
U.S. government and agencies	496,514	15,027	—	—	496,514	15,027
State and political subdivisions	34,612	3,397	40,945	11,437	75,557	14,834
Other foreign government securities	240,216	8,370	30,321	4,901	270,537	13,271

Investment grade securities	2,630,168	110,965	1,858,505	297,858	4,488,673	408,823

Non-investment grade securities:
U.S. corporate securities	41,977	12,293	169,775	20,405	211,752	32,698
Asset-backed securities	238	2,256	23,242	16,044	23,480	18,300
Foreign corporate securities	1,755	17	3,537	3,418	5,292	3,435
Residential mortgage-backed securities	10,657	1,909	66,756	24,250	77,413	26,159
Commercial mortgage-backed securities	—	—	57,179	79,818	57,179	79,818
State and political subdivisions	—	—	5,170	2,910	5,170	2,910

Non-investment grade securities	54,627	16,475	325,659	146,845	380,286	163,320

Total fixed maturity securities	$2,684,795	$127,440	$2,184,164	$444,703	$4,868,959	$572,143

Non-redeemable preferred stock	8,320	1,263	68,037	11,065	76,357	12,328
Common stock	5	15	7,950	394	7,955	409

Equity securities	$8,325	$1,278	$75,987	$11,459	$84,312	$12,737

Total number of securities in an unrealized loss position	603		744		1,347

	As of December 31, 2008
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$1,407,547	$240,299	$810,115	$281,947	$2,217,662	$522,246
Canadian and Canadian provincial governments	114,754	2,751	89,956	4,420	204,710	7,171
Residential mortgage-backed securities	190,525	58,026	213,310	39,794	403,835	97,820
Foreign corporate securities	508,102	82,490	140,073	59,816	648,175	142,306
Asset-backed securities	118,608	40,139	173,505	99,147	292,113	139,286
Commercial mortgage-backed securities	523,475	200,567	188,638	126,163	712,113	326,730
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	20,403	1,947	18,250	5,936	38,653	7,883
Other foreign government securities	16,419	33	4,125	117	20,544	150

Investment grade securities	2,899,833	626,252	1,637,972	617,340	4,537,805	1,243,592

Non-investment grade securities:
U.S. corporate securities	140,426	36,615	60,378	39,884	200,804	76,499
Asset-backed securities	3,465	2,060	11,156	5,951	14,621	8,011
Foreign corporate securities	24,637	7,227	2,032	3,387	26,669	10,614
Residential mortgage-backed securities	8,089	5,944	4,496	3,012	12,585	8,956

Non-investment grade securities	176,617	51,846	78,062	52,234	254,679	104,080

Total fixed maturity securities	$3,076,450	$678,098	$1,716,034	$669,574	$4,792,484	$1,347,672

Non-redeemable preferred stock	49,376	22,316	61,249	41,844	110,625	64,160
Common stock	11,804	4,607	—	—	11,804	4,607

Equity securities	$61,180	$26,923	$61,249	$41,844	$122,429	$68,767

Total number of securities in an unrealized loss position	1,039		677		1,716
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2009	2009	2009	2009	2008	Quarter	2009	2008	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(40,552)	$(16,945)	$(36,942)	$(34,395)	$(15,226)	$(25,326)	$(128,834)	$(113,313)	$(15,521)
Portion of loss recognized in other accumulated comprehensive income (before taxes)	3,910	(4,000)	16,135	—	—	3,910	16,045	—	16,045

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(36,642)	(20,945)	(20,807)	(34,395)	(15,226)	(21,416)	(112,789)	(113,313)	524
Impairment losses on equity securities	(5,628)	—	—	(5,430)	(337)	(5,291)	(11,058)	(17,232)	6,174
Gain on investment activity	44,538	31,823	25,281	12,230	10,204	34,334	113,872	32,383	81,489
Loss on investment activity	(10,728)	(23,782)	(18,828)	(19,649)	(5,759)	(4,969)	(72,987)	(24,062)	(48,925)

Net gain/(loss) on fixed maturity and equity securities	(8,460)	(12,904)	(14,354)	(47,244)	(11,118)	2,658	(82,962)	(122,224)	39,262

Other non-derivative gain/(loss), net	629	(787)	2,998	430	1,481	(852)	3,270	4,759	(1,489)

Free-standing Derivatives:
Credit Default Swaps	3,358	2,919	9,288	(1,911)	(6,732)	10,090	13,654	(14,333)	27,987
Interest Rate Swaps	(49,213)	26,378	(99,016)	(38,864)	152,098	(201,311)	(160,715)	158,834	(319,549)
Futures	(9,942)	(36,951)	(48,059)	22,311	10,870	(20,812)	(72,641)	19,099	(91,740)
Other	1,373	213	592	270	—	1,373	2,448	—	2,448
Currency Forwards	(1,030)	1,910	1,165	(2,042)	1,638	(2,668)	3	1,940	(1,937)

Total free-standing derivatives	(55,454)	(5,531)	(136,030)	(20,236)	157,874	(213,328)	(217,251)	165,540	(382,791)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	3,028	51,454	64,337	(40,425)	(161,021)	164,049	78,394	(427,798)	506,192
GMXB	46,120	10,127	161,237	35,213	(230,775)	276,895	252,697	(267,482)	520,179

Total embedded derivatives	49,148	61,581	225,574	(5,212)	(391,796)	440,944	331,091	(695,280)	1,026,371

Net gain/(loss) on total derivatives	(6,306)	56,050	89,544	(25,448)	(233,922)	227,616	113,840	(529,740)	643,580

Total investment related gains (losses), net	$(14,137)	$42,359	$78,188	$(72,262)	$(243,559)	$229,422	$34,148	$(647,205)	$681,353

Quarterly Financial Supplement